SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
             ____________________________________________________

                                FORM 8-K
                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1933

                            February 22, 2005
              Date of Report (Date of earliest event reported)
            ____________________________________________________

                       iWORLD PROJECTS & SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)

                               814-00689
                          (Commission File No.)

                                Nevada
               (State or other jurisdiction of incorporation)

                              88-0492267
                  (IRS Employer Identification Number)

3834 Sunflower Court, Merritt Island, FL                32953
    (Address of principal executive offices)          (ZIP Code)

                              (407) 810-6125
                 (Telephone number, including area code)

520 South Fourth Avenue, Louisville, KY             40202-2577
             (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    _____________________________________________________________









Item 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

	As reported in more detail under Item 8 of this Report, the Registrant has closed on the acquisition of iWorld Projects & Systems, Inc., a Florida corporation (iWorld Florida)under the Acquisition Agreement dated December 30, 2004 between the Registrant and iWorld Florida. This acquisition represents the second reported portfolio company acquisition made by Registrant, as a Business Development Company under the Investment Company Act of 1940. Under he terms of the Acquisition Agreement, nine shares of the common stock of Registrant were issued for each common share of iWorld Florida issued and outstanding at the time of Closing. At Closing, iWorld Florida had a total of 9,584,00 common shares outstanding, which resulted in the issue of a total of 86,256,000 shares of Registrants common stock being issued in the transaction. The issuance of these shares resulted in the change of control of Registrant, and the former shareholders of iWorld Florida now hold a majority (approximately 94.5 percent)of the outstanding shares of Registrant. Prior to the acquisition, the Registrant had 5,005,564 common shares outstanding and after the transaction, a total of 91,261,564 common shares are outstanding.

The acquisition, and the resulting change of control of Registrant, was
effective on February 22, 2005.   The former shareholders of iWorld Florida
now hold approximately 94.5 percent of the issued and outstanding shares of Registrant. As part of the transaction, the existing officers and directors of the Registrant resigned, effective February 22, 2005 and new officers and directors were appointed, as explained in Item 5.02 of this Report.

The following table reflects the ownership of the common stock of the Registrant by its officers, directors and more than five percent shareholders as a result of the acquisition transaction:

    Name		Position               Number of Shares       Percent
--------------------------------------------------------------------------
David Mathie <F1> Director                9,000,000              9.86
Robert Hipple     Director, Chairman      4,500,000 <F2>         4.93
David Pells       Director, President     7,200,000 <F3>         7.89
Michael Young     President, Process      4,950,000 <F4>         5.42
                      Integrity, Inc.
AJ Collier        President, Applied        450,000              0.49
                   Management Concepts
Hugh Woodward     President, PM Forum.    1,440,000              1.58
                     Org, Inc.

Officers and                             27,540,000             30.17
Directors as
a group
                 ------------------------------------------
Dana Hipple<F5>                          10,350,000
Nations
  International
  Investments, Inc                        6,750,000              7.40
Edward Naughton                           6,300,000              6.90
Robbi Mathie <F6>                         4,950,000              5.42

<F1>  David Mathie holds the shares jointly with his wife Rhonda.  David Mathie is the father of Robbi Mathie.
<F2>  Does not include 4,500,000 shares held by Mr. Hipples wife directly,
      4,500,000 shares held by Mrs. Hipple as custodian under the uniform gift to minors act, or 1,350,000 shares held by iTrustFinancial, Inc., a corporation wholly owned by her.
<F3>  Does not include 2,025,000 shares held by Mr. Pells wife, Carla Pells,
      1,125,000 shares held by Mr. Pells daughter Camilla Pells, or 1,125,000 Shares held by Mr. Pells as custodian under the uniform gift to minors act for his son, D.M.C. Pells, as to which Mr. Pells disclaims any beneficial interest.
<F4>  Does not include 2,250,000 shares held by Mr. Youngs adult children and other relatives, as to which he disclaims any beneficial interest.
<F5>  Includes 4,500,000 shares held directly, 4,500,000 shares held as custodian under the uniform gift to minors act, and 1,350,000 shares held by iTrustFinancial, Inc., a corporation wholly owned by her. Does not include 4,500,000 shares held directly by her husband, Robert Hipple.
<F6>  Robbi Mathie is the son of David Mathie.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As part of the acquisition of iWorld Florida by Registrant, James Reskin, Joe Bolly and Holly Bryan, the directors and officers of the Company, resigned Their offices, effective at the close of business on February 22, 2005. Prior to their resignations, they appointed David Mathie of Sydney, Australia, Robert Hipple of Florida and David Pells, of Dallas, Texas, as the new Board of Directors of the Company, effective at the close of business on February 22, 2005. Mr. Hipple also was elected as Chairman and Mr. Pells was elected as President and Secretary. The new officers and directors will serve until the next annual meeting of shareholders of Registrant

Robert Hipple, age 60, is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director, for several public (NYSE,
AMEX and NASDAQ) companies.   He also has extensive experience with public
mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, has been a Visiting Professor of Law at Florida A&M University College of Law, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company based in the Chicago area from August 1999 to April 2001. Mr. Hipple also was President and Chairman of iWorld Projects & Systems, Inc., a Florida corporation, from its incorporation in May, 2004 to the date of its acquisition by Registrant on February 22, 2005. He is also a member of the Board of Directors of Bronco Energy Fund, Inc., a public Business Development Company in the coal mining and related technologies market based in Tucson, Arizona and serves as Chair of the Audit Committee; and is contract Chief Financial Officer for Neptune Industries, Inc., a Pink Sheet traded (NPNI) company in the aquaculture business based in Boca Raton, Florida.

David Mathie, 62, is a former senior partner with Ernst and Young in Europe with over 35 years of experience in aerospace, automobiles, engineering, logistics, oil & gas, transportation and international consulting. Mr. Mathie is a former Vice President of the International Project Management Association
(IPMA), a Founding Member of the Italian Project Management Association and a Life Member of the Society of Logistics Engineers (SOLE); he is well known and respected in the international project management community. Based in Australia since 1997, Mr. Mathie provides project development, project management and project financing consulting both in Australia and internationally, specializing in resort projects. He has been closely involved with the management and development of the Curtis Island resort project in Australia for over 5 years and is a director of Queensland Resort Enterprises Proprietary Limited and Curtis Island Beach Resort Proprietary Limited, both private companies.

David L. Pells, 54, was a program management consultant for KJM Associates, a Bellevue, Washington, based contractor for the US Federal Transit Agency, during 1997 through 2000. While with KJM, Mr. Pells provided top level program management consulting services to the Dallas Area Rapid Transit
Agency on its $2 billion transit build out program and the Central
Puget Sound Regional Transit Authority (Sound Transit) on the $4 billion Sound Move Transit Program in the Seattle Tacoma area. He was vice president and director of strategic projects for Infinite Technology Corporation, a publicly traded system on chip and integrated circuits design company based in Richardson, Texas, from January 2001 through March 2003. Between March 2003 and May 2004, he was an executive consultant and involved in the planning and startup of iWorld Projects & Systems, Inc. During 2002, Mr. Pells also served on the board of directors of the Project Management Institute (PMI), a non-profit professional project management association based in the Philadelphia area. Mr. Pells also has been named a PMI Fellow in recognition of his service to the project management profession. He has recent experience with governance, investor relations and capital raising for a public company, and is well known and respected as a global leader in the world of project management.

The new Board anticipates adding additional Board members shortly to continue its compliance with Business Development Company requirements under the Investment Company Act of 1940 that a majority of its Board of Directors be independent. The Board does not currently have an independent Audit Committee or Audit Committee member who qualifies as an audit committee financial expert. However, the Board of Directors has scheduled a Board meeting for March 8 and 9, 2005 for the purpose of establishing required committees, establishing necessary corporate governance rules, adding additional Board members and otherwise meeting the corporate governance requirements.

Item 8. OTHER EVENTS.

The Registrant has closed on the acquisition of iWorld Projects & Systems, Inc., a Florida privately held corporation (iWorld Florida), as its first major Business Development Company portfolio acquisition. The acquisition, which was first announced publicly on January 3, 2005, was closed based on an Acquisition Agreement between the companies signed on December 30, 2004. The Registrant issued 86,256,000 Common shares to acquire all of the shares of iWorld Florida, which has become a wholly-owned subsidiary of the Company in a transaction valued at $ 10 million, based on the number of shares issued, the
market price of the shares, and the assets and businesses acquired.   As part
of the acquisition transaction, the Company also expects to relocate its principal offices to Dallas, Texas.

iWorld Florida is a holding company with offices in Florida and Dallas, Texas which was formed for the purpose of locating and acquiring operating companies in the project management industry as well as supporting companies and technologies. iWorld Florida has a management team of experienced executives and internationally recognized experts in project management. iWorld Florida has two wholly-owned operating subsidiaries, Process Integrity, Inc., based in Arlington, Texas; and Applied Management Concepts, Inc., based in Clearwater (Houston), Texas. The company has also signed a letter of intent to acquire all of the outstanding shares of Prime Group Associates, Inc., a construction industry project management company based in Corinth, Texas, which Registrant anticipates closing by early March 2005. Registrant also recently acquired Loday Systems, Ltd of Ontario, Canada, the owner and operator of two major website for the project management industry, PM Forum.org and PM WorldToday.net, which was previously announced.

Process Integrity, Inc. is a Texas-based software and services company specializing in process improvement technologies and solutions. Formed in 1986 by one of Americas top experts in quality and process improvement methodologies, the company has developed a robust software solution for ensuring zero defects in manufacturing and other processes. The companys flagship product has been proven 100% effective in eliminating FDA compliance problems in the manufacturing of pharmaceutical products, medical devices and other products subject to federal standards and regulation. The company has attracted the attention of several large pharmaceutical companies that have committed to enterprise-wide implementations of the company software.

Applied Management Concepts, Inc. is a Houston-based company formed in 1993 that sells project management related software, training and consulting services to large industrial companies in the aerospace, construction, defense, petrochemical and power industries. AMCi currently has business relations with aerospace companies working at NASA Johnson Space Center and some of Americas largest petrochemical companies with plants along
the Houston Ship Canal.   AMCi provides the Company with marketing
resources and entree into major industries for other iWorld products and services. One division of AMCi will provide project planning, scheduling and management services to customers in the engineering, construction, petrochemical and oil & gas industries, including plant turnaround services. Another division will provide PM products and services for the aerospace and defense industries, and will have an office on NASA Road 1 in Clearlake, Texas, providing Registrant with a base of operations near NASA. A second AMCi office will be opened near Cape Canaveral on Merritt Island in Florida, where iWorld Florida already maintains a corporate office. Future business opportunities include the opening of branches in major cities around the USA. The president of AMCi is also currently the president of the Clearlake/ Galveston chapter of the Project Management Institute, which serves industries and organizations in south Houston, including NASA and various aerospace, construction, engineering, oil& gas, and petrochemical companies.

Prime Group, Inc. is a construction project management services company based in the Dallas area that provides turnkey project and design/build services to commercial property developers and investors. The company currently has several projects under contract, including a town home development, small shopping centers and medical offices, with combined projected revenues of $14.8 million over the next 15 months. Another
5-10 project opportunities have been identified, with potential revenues of $20+ million. All of these projects can be completed during the next two years. The company also has an opportunity to develop a 17-acre master-planned town center for a community north of Dallas, which will generate
additional projects, revenues and profits.    According to iWorld
Floridas current business plan, combined revenues from its operating subsidiaries, including Prime Group Associates, Inc,. for 2005 are expected to be in the range of $25 to $30 million, provided sufficient working capital is obtained.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a)

Financial Statements of Business Acquired

iWorld Florida and its subsidiaries were acquired by Registrant as a portfolio investment under the Investment Company Act of 1940 (the 1940 Act). As a Business Development Company (BDC), Registrant will provide management assistance and expertise as well as capital and financing support to iWorld Florida and its subsidiaries, in conformity with its business plan and the requirements of BDC operations under the 1940 Act. As a portfolio investment, no financial statements are required and the performance of the portfolio investment will be reported as part of Registrants 1940 Act filings.

b)

Pro Forma Financial Statements

None

(c)

Exhibits

1	Acquisition Agreement iWorld Projects & Systems, Inc. (Nevada) and
      iWorld Projects & Systems, Inc. (Florida) dated December 30, 2004.

2	Press release dated February 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Dallas, Texas, on the 23rd day of February, 2005

iWorld Projects & Systems, Inc.

By: __/s/ David L. Pells_________
    David L. Pells, President


EXHIBIT INDEX:

Exhibit 1 Acquisition Agreement iWorld Projects & Systems, Inc. (Nevada)and iWorld Projects & Systems, Inc. (Florida) dated December 30, 2004.

Exhibit 2    Press Release dated February 23, 2005